      UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

      The following Unaudited Pro Forma Combined Balance Sheet as of June 30, 1995, and the Unaudited Pro Forma Combined Statements of Income for the three and six months ended June 30, 1995, give effect to the merger (the "Merger") of Shawmut National Corporation ("Shawmut") into Fleet Financial Group, Inc. ("Fleet") accounted for as a pooling of interests, the consummation of the merger (the "NBB Merger") of NBB Bancorp, Inc. ("NBB") into Fleet, the consummation of the merger (the "Plaza Merger") of Plaza Home Mortgage Corp. ("Plaza") into Fleet, the consummation of the merger (the "Northeast Merger") of Northeast Federal Corp. ("Northeast") into Shawmut, the consummation of the acquisition (the "Barclays Acquisition") of substantially all of the assets of Barclays Business Finance Division of Barclays Business Credit, Inc. ("Barclays") by Shawmut, and Fleet's repurchase (the "FMG Repurchase") of the publicly-held shares of Fleet's majority-owned subsidiary, Fleet Mortgage Group, Inc. ("FMG"), each of which was accounted for by the purchase method of accounting, in each case as if such transactions had occurred on January 1, 1995. The Unaudited Pro Forma Combined Statements of Income for the three and six months ended June 30, 1994, give effect to the Merger as if the Merger had occurred on January 1, 1994, and do not take into account the effects of the NBB Merger, the Plaza Merger, the Northeast Merger, the Barclays Acquisition or the FMG Repurchase since such transactions were accounted for under the purchase method of accounting.

      The pro forma information is based on the historical consolidated financial statements of Fleet, Shawmut, NBB, Plaza, Northeast, Barclays, and FMG and their subsidiaries under the assumptions and adjustments set forth in the accompanying Notes to the Unaudited Pro Forma Combined Financial Statements. The pro forma combined financial statements do not give effect to the anticipated cost savings in connection with the Merger, the NBB Merger, the Plaza Merger, or the Northeast Merger or the effects of any required regulatory divestitures.

      The Unaudited Pro Forma Combined Financial Statements should be read in conjunction with the consolidated historical financial statements of Fleet and Shawmut, including the respective notes thereto. The pro forma information is presented for comparative purposes only and is not necessarily indicative of the combined financial position or results of operations in the future or of the combined financial position or results of operations which would have been realized had the acquisitions been consummated during the period or as of the dates for which the pro forma information is presented.

      Pro forma per share amounts for the combined Fleet and Shawmut entity are based on the Common Exchange ratio of
0.8922 shares of Fleet Common Stock for each share of Shawmut Common Stock.

                                 FLEET FINANCIAL GROUP,  INC.  AND SHAWMUT NATIONAL CORPORATION
                                         UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                                 June 30, 1995 (a)


                                                                                                         Fleet
                                                                                   Pro Forma            Shawmut
   (Dollars in thousands)                          Fleet           Shawmut        Adjustments           Combined
                                                --------------   --------------   --------------      --------------
   ASSETS:
   Cash and cash equivalents                    $  2,382,839     $  1,297,875     $          0        $  3,680,714
   Federal funds sold and securities purchased
        under agreements to resell                   728,264          853,000                0           1,581,264
   Securities available for sale, at market       10,591,259        1,974,074 (d)     (185,254)(f)      12,380,079 (d)
   Securities held to maturity                       736,167        7,527,910 (d)            0           8,264,077 (d)
   Loans and leases                               30,107,137       22,371,047                0          52,478,184
   Reserve for credit losses                        (950,979)        (541,243)               0          (1,492,222)
   Mortgages held for resale                       1,468,510          109,808                0           1,578,318
   Premises and equipment                            686,212          337,526                0           1,023,738
   Purchased mortgage servicing rights             1,215,750           12,650                0           1,228,400
   Excess cost over net assets of subsidiaries
         acquired                                    462,126          493,706                0             955,832
   Other intangibles                                 190,334           16,606                0             206,940
   Other assets                                    3,699,541        1,507,292          163,263 (f)(g)    5,370,096
                                                --------------   --------------   --------------      --------------
   Total assets                                 $ 51,317,160     $ 35,960,251     $    (21,991)       $ 87,255,420
                                                ==============   ==============   ==============      ==============

   LIABILITIES and STOCKHOLDERS' EQUITY:
   Deposits:
        Demand                                  $  6,355,494     $  4,719,589     $          0        $ 11,075,083
        Regular savings, NOW, money market        14,734,947        8,583,519                0          23,318,466
        Time                                      11,939,851        9,381,237                0          21,321,088
                                                --------------   --------------   --------------      --------------
                                                  33,030,292       22,684,345                0          55,714,637
                                                --------------   --------------   --------------      --------------
   Federal funds purchased and securities sold
        under agreements to repurchase             4,585,248        5,600,163                0          10,185,411
   Other short-term borrowings                     4,589,978        2,315,310          116,363 (h)       7,021,651
   Accrued expenses and other liabilities          1,091,658          443,281          348,280 (f)(g)    1,883,219
   Long-term debt                                  3,804,913        2,339,441                0           6,144,354
                                                --------------   --------------   --------------      --------------
   Total liabilities                              47,102,089       33,382,540          464,643          80,949,272
                                                --------------   --------------   --------------      --------------
   Stockholders' equity:
        Preferred stock                              378,815          303,185                0 (e)         682,000
        Common stock                                 141,960            1,294          103,201 (e)(h)(f)   246,455
        Common surplus                             1,539,220        1,515,780         (429,437)(e)(h)(f) 2,625,563
        Retained earnings                          2,132,547          856,885         (209,735)(g)       2,779,697
        Net unrealized gain/(loss) on securities
           available for sale                         31,967          (13,019)         (37,077)(f)         (18,129)(d)
        Treasury stock, at cost                       (9,438)         (86,414)          86,414 (e)          (9,438)
                                                --------------   --------------   --------------      --------------
   Total stockholders' equity                      4,215,071        2,577,711         (486,634)          6,306,148
                                                --------------   --------------   --------------      --------------
   Total liabilities and stockholders' equity   $ 51,317,160     $ 35,960,251     $    (21,991)       $ 87,255,420
                                                ==============   ==============   ==============      ==============


See accompanying notes to the unaudited pro forma combined financial statements

                                 FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
                                         UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                           For the Three Months Ended June 30, 1995 (a)


                                                                                                               Fleet
                                                                                                              Shawmut
                                                                        Shawmut           Pro Forma          Pro Forma
   (Dollars in thousands, except per share data)      Fleet            Pro Forma         Adjustments          Combined
                                                  ----------------   ----------------   ----------------   ----------------
   Interest and fees on loans and leases          $      738,813     $      473,237     $            0     $    1,212,050
   Interest on securities                                186,865            182,173             (1,279)(f)        367,759
                                                  ----------------   ----------------   ----------------   ----------------
        Total interest income                            925,678            655,410             (1,279)         1,579,809
   Interest expense:
        Deposits                                         262,839            190,857                  0            453,696
        Short-term borrowings                             96,316            145,091                  0            241,407
        Long-term debt                                    70,080             41,506                  0            111,586
                                                  ----------------   ----------------   ----------------   ----------------
        Total interest expense                           429,235            377,454                  0            806,689
                                                  ----------------   ----------------   ----------------   ----------------
   Net interest income                                   496,443            277,956             (1,279)           773,120
   Provision for credit losses                            27,632                500                  0             28,132
                                                  ----------------   ----------------   ----------------   ----------------
   Net interest income after provision
       for credit losses                                 468,811            277,456             (1,279)           744,988
                                                  ----------------   ----------------   ----------------   ----------------
   Mortgage banking                                      130,553             10,556                  0            141,109
   Investment services revenue                            46,145             31,411                  0             77,556
   Service charges, fees and commissions                  75,105             55,594                  0            130,699
   Securities available for sale gains (losses)            3,061              4,893                  0              7,954
   Other noninterest income                              108,117             14,704                  0            122,821
                                                  ----------------   ----------------   ----------------   ----------------
          Total noninterest income                       362,981            117,158                  0            480,139
                                                  ----------------   ----------------   ----------------   ----------------
   Employee compensation and benefits                    244,533            127,102                  0            371,635
   Occupancy and equipment                                75,182             39,193                  0            114,375
   Mortgage servicing rights amortization                 45,631              1,204                  0             46,835
   FDIC assessment                                        18,034             12,245                  0             30,279
   Marketing                                              15,450              6,450                  0             21,900
   Core deposit and goodwill amortization                 20,717              7,051                  0             27,768
   OREO expense                                            2,376              1,215                  0              3,591
   Merger-related charges                                      0             13,588            (13,588)(g)              0
   Other noninterest expense                             126,423             56,112                  0            182,535
                                                  ----------------   ----------------   ----------------   ----------------
          Total noninterest expense                      548,346            264,160            (13,588)           798,918
                                                  ----------------   ----------------   ----------------   ----------------
   Income before taxes                                   283,446            130,454             12,309            426,209
   Applicable income taxes                               111,260             49,503              4,924            165,687
                                                  ----------------   ----------------   ----------------   ----------------
   Net income                                     $      172,186     $       80,951     $        7,385     $      260,522
                                                  ================   ================   ================   ================
   Net income applicable to common shares: (j)    $      169,723     $       73,716                        $      250,824
                                                  ================   ================                      ================
   Weighted average common shares outstanding: (i)
        Primary                                      161,405,299        122,251,693                           265,292,883
        Fully diluted                                161,832,528        122,251,693                           265,720,112

   Earnings per share:
        Primary                                    $        1.05     $         0.60                        $         0.95
        Fully diluted                              $        1.05     $         0.60                        $         0.94



See accompanying notes to the unaudited pro forma combined financial statements


                                 FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
                                         UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                           For the Three Months Ended June 30, 1995 (a)




                                                     Shawmut           Pro Forma           Shawmut
   (Dollars in thousands, except per share data)    Historical      Adjustments (c)       Pro Forma
                                                  ----------------   ----------------   ----------------
   Interest and fees on loans and leases          $      458,150     $       15,087     $      473,237
   Interest on securities                                155,915             26,258            182,173
                                                  ----------------   ----------------   ----------------
        Total interest income                            614,065             41,345            655,410
   Interest expense:
        Deposits                                         168,880             21,977            190,857
        Short-term borrowings                            135,282              9,809            145,091
        Long-term debt                                    41,506                  0             41,506
                                                  ----------------   ----------------   ----------------
        Total interest expense                           345,668             31,786            377,454
                                                  ----------------   ----------------   ----------------
   Net interest income                                   268,397              9,559            277,956
   Provision for credit losses                                 0                500                500
                                                  ----------------   ----------------   ----------------
   Net interest income after provision
        for credit losses                                268,397              9,059            277,456
                                                  ----------------   ----------------   ----------------
   Mortgage banking                                        9,432              1,124             10,556
   Investment services revenue                            31,411                  0             31,411
   Service charges, fees and commissions                  54,798                796             55,594
   Securities available for sale gains (losses)            1,320              3,573              4,893
   Other noninterest income                               14,694                 10             14,704
                                                  ----------------   ----------------   ----------------
          Total noninterest income                       111,655              5,503            117,158
                                                  ----------------   ----------------   ----------------
   Employee compensation and benefits                    120,368              6,734            127,102
   Occupancy and equipment                                37,499              1,694             39,193
   Mortgage servicing rights amortization                    831                373              1,204
   FDIC assessment                                        10,961              1,284             12,245
   Marketing                                               6,052                398              6,450
   Core deposit and goodwill amortization                  5,271              1,780              7,051
   OREO expense                                              705                510              1,215
   Merger-related charges                                 13,588                  0             13,588
   Other noninterest expense                              52,803              3,309             56,112
                                                  ----------------   ----------------   ----------------
          Total noninterest expense                      248,078             16,082            264,160
                                                  ----------------   ----------------   ----------------
   Income before taxes                                   131,974             (1,520)           130,454
   Applicable income taxes                                49,366                137             49,503
                                                  ----------------   ----------------   ----------------
   Net income                                     $       82,608     $       (1,657)    $       80,951
                                                  ================   ================   ================
   Net income applicable to common shares: (j)    $       75,373                        $       73,716
                                                  ================                      ================
   Weighted average common shares outstanding: (i)
        Primary                                      123,747,923                           122,251,693
        Fully diluted                                123,747,923                           122,251,693

   Earnings per share:
        Primary                                    $        0.61                        $         0.60
        Fully diluted                              $        0.61                        $         0.60



See accompanying notes to the unaudited pro forma combined financial statements

                                 FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
                                         UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                            For the Six Months Ended June 30, 1995 (a)


                                                                                                               Fleet
                                                                                                              Shawmut
                                                      Fleet             Shawmut           Pro Forma          Pro Forma
   (Dollars in thousands, except per share data)    Pro Forma          Pro Forma         Adjustments          Combined
                                                  ----------------   ----------------   ----------------   ----------------
   Interest and fees on loans and leases          $    1,432,446     $      932,343     $            0     $    2,364,789
   Interest on securities                                373,230            375,794             (2,558)(f)        746,466
                                                  ----------------   ----------------   ----------------   ----------------
        Total interest income                          1,805,676          1,308,137             (2,558)         3,111,255
   Interest expense:
        Deposits                                         513,918            364,501                  0            878,419
        Short-term borrowings                            166,461            294,717                  0            461,178
        Long-term debt                                   136,842             81,275                  0            218,117
                                                  ----------------   ----------------   ----------------   ----------------
        Total interest expense                           817,221            740,493                  0          1,557,714
                                                  ----------------   ----------------   ----------------   ----------------
   Net interest income                                   988,455            567,644             (2,558)         1,553,541
   Provision for credit losses                            47,964              1,250                  0             49,214
                                                  ----------------   ----------------   ----------------   ----------------
   Net interest income after provision
        for credit losses                                940,491            566,394             (2,558)         1,504,327
                                                  ----------------   ----------------   ----------------   ----------------
   Mortgage banking                                      228,937             14,925                  0            243,862
   Investment services revenue                            92,377             62,256                  0            154,633
   Service charges, fees and commissions                 148,865            110,706                  0            259,571
   Securities available for sale gains (losses)            3,725              7,495                  0             11,220
   Other noninterest income                              197,346             24,500                  0            221,846
                                                  ----------------   ----------------   ----------------   ----------------
          Total noninterest income                       671,250            219,882                  0            891,132
                                                  ----------------   ----------------   ----------------   ----------------
   Employee compensation and benefits                    496,432            255,197                  0            751,629
   Occupancy and equipment                               153,491             80,892                  0            234,383
   Mortgage servicing rights amortization                 73,893              2,614                  0             76,507
   FDIC assessment                                        36,124             24,893                  0             61,017
   Marketing                                              30,171             12,812                  0             42,983
   Core deposit and goodwill amortization                 41,253             14,396                  0             55,649
   OREO expense                                            5,804              3,374                  0              9,178
   Merger-related charges                                      0             50,441            (50,441)(g)              0
   Other noninterest expense                             233,144            107,428                  0            340,572
                                                  ----------------   ----------------   ----------------   ----------------
          Total noninterest expense                    1,070,312            552,047            (50,441)         1,571,918
                                                  ----------------   ----------------   ----------------   ----------------
   Income before taxes                                   541,429            234,229             47,883            823,541
   Applicable income taxes                               215,137             89,560             19,153            323,850
                                                  ----------------   ----------------   ----------------   ----------------
   Net income                                     $      326,292     $      144,669     $       28,730     $      499,691
                                                  ================   ================   ================   ================
   Net income applicable to common shares: (j)    $      321,365     $      130,491                        $      480,586
                                                  ================   ================                      ================
   Weighted average common shares outstanding: (i)
        Primary                                      161,016,564        121,946,828                           264,632,148
        Fully diluted                                161,633,984        121,946,828                           265,249,568

   Earnings per share:
        Primary                                    $         2.00    $          1.07                       $          1.82
        Fully diluted                              $         1.99    $          1.07                       $          1.81



See accompanying notes to the unaudited pro forma combined financial statements

                                 FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
                                         UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                           For the Six Months Ended June 30, 1995 (a)




                                                      Fleet            Pro Forma            Fleet
   (Dollars in thousands, except per share data)    Historical      Adjustments (b)       Pro Forma
                                                  ----------------   ----------------   ----------------
   Interest and fees on loans and leases          $    1,420,312     $       12,134     $    1,432,446
   Interest on securities                                372,949                281            373,230
                                                  ----------------   ----------------   ----------------
        Total interest income                          1,793,261             12,415          1,805,676
   Interest expense:
        Deposits                                         506,821              7,097            513,918
        Short-term borrowings                            166,034                427            166,461
        Long-term debt                                   136,842                  0            136,842
                                                  ----------------   ----------------   ----------------
        Total interest expense                           809,697              7,524            817,221
                                                  ----------------   ----------------   ----------------
   Net interest income                                   983,564              4,891            988,455
   Provision for credit losses                            47,796                168             47,964
                                                  ----------------   ----------------   ----------------
   Net interest income after provision
        for credit losses                                935,768              4,723            940,491
                                                  ----------------   ----------------   ----------------
   Mortgage banking                                      230,010             (1,073)           228,937
   Investment services revenue                            92,377                  0             92,377
   Service charges, fees and commissions                 148,496                369            148,865
   Securities available for sale gains (losses)            3,725                  0              3,725
   Other noninterest income                              194,667              2,679            197,346
                                                  ----------------   ----------------   ----------------
          Total noninterest income                       669,275              1,975            671,250
                                                  ----------------   ----------------   ----------------
   Employee compensation and benefits                    485,697             10,735            496,432
   Occupancy and equipment                               149,870              3,621            153,491
   Mortgage servicing rights amortization                 68,623              5,270             73,893
   FDIC assessment                                        35,704                420             36,124
   Marketing                                              30,091                 80             30,171
   Core deposit and goodwill amortization                 38,325              2,928             41,253
   OREO expense                                            5,638                166              5,804
   Merger-related charges                                      0                  0                  0
   Other noninterest expense                             232,076              1,068            233,144
                                                  ----------------   ----------------   ----------------
          Total noninterest expense                    1,046,024             24,288          1,070,312
                                                  ----------------   ----------------   ----------------
   Income before taxes                                   559,019            (17,590)           541,429
   Applicable income taxes                               222,694             (7,557)           215,137
                                                  ----------------   ----------------   ----------------
   Net income                                     $      336,325     $      (10,033)    $      326,292
                                                  ================   ================   ================
   Net income applicable to common shares: (j)    $      331,398                        $      321,365
                                                  ================                      ================
   Weighted average common shares outstanding: (i)
        Primary                                      160,130,853                           161,016,564
        Fully diluted                                160,748,273                           161,633,984

   Earnings per share:
        Primary                                   $          2.07                       $          2.00
        Fully diluted                             $          2.06                       $          1.99



See accompanying notes to the unaudited pro forma combined financial statements

                                 FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
                                         UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                            For the Six Months Ended June 30, 1995 (a)




                                                     Shawmut           Pro Forma           Shawmut
   (Dollars in thousands, except per share data)    Historical      Adjustments (c)       Pro Forma
                                                  ----------------   ----------------   ----------------
   Interest and fees on loans and leases          $      880,110     $       52,233     $      932,343
   Interest on securities                                315,378             60,416            375,794
                                                  ----------------   ----------------   ----------------
        Total interest income                          1,195,488            112,649          1,308,137
   Interest expense:
        Deposits                                         315,427             49,074            364,501
        Short-term borrowings                            260,052             34,665            294,717
        Long-term debt                                    81,275                  0             81,275
                                                  ----------------   ----------------   ----------------
        Total interest expense                           656,754             83,739            740,493
                                                  ----------------   ----------------   ----------------
   Net interest income                                   538,734             28,910            567,644
   Provision for credit losses                                 0              1,250              1,250
                                                  ----------------   ----------------   ----------------
   Net interest income after provision
        for credit losses                                538,734             27,660            566,394
                                                  ----------------   ----------------   ----------------
   Mortgage banking                                       12,587              2,338             14,925
   Investment services revenue                            62,256                  0             62,256
   Service charges, fees and commissions                 106,378              4,328            110,706
   Securities available for sale gains (losses)            1,219              6,276              7,495
   Other noninterest income                               24,478                 22             24,500
                                                  ----------------   ----------------   ----------------
          Total noninterest income                       206,918             12,964            219,882
                                                  ----------------   ----------------   ----------------
   Employee compensation and benefits                    239,992             15,205            255,197
   Occupancy and equipment                                76,098              4,794             80,892
   Mortgage servicing rights amortization                  1,677                937              2,614
   FDIC assessment                                        21,922              2,971             24,893
   Marketing                                              12,063                749             12,812
   Core deposit and goodwill amortization                  9,278              5,118             14,396
   OREO expense                                            2,284              1,090              3,374
   Merger-related charges                                 50,441                  0             50,441
   Other noninterest expense                              99,890              7,538            107,428
                                                  ----------------   ----------------   ----------------
          Total noninterest expense                      513,645             38,402            552,047
                                                  ----------------   ----------------   ----------------
   Income before taxes                                   232,007              2,222            234,229
   Applicable income taxes                                86,778              2,782             89,560
                                                  ----------------   ----------------   ----------------
   Net income                                     $      145,229     $         (560)    $      144,669
                                                  ================   ================   ================
   Net income applicable to common shares: (j)    $      132,025                        $      130,491
                                                  ================                      ================
   Weighted average common shares outstanding: (i)
        Primary                                      122,699,076                           121,946,828
        Fully diluted                                122,699,076                           121,946,828

   Earnings per share:
        Primary                                   $          1.08                       $          1.07
        Fully diluted                             $          1.08                       $          1.07



See accompanying notes to the unaudited pro forma combined financial statements


                                 FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
                                         UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                            For the Three Months Ended June 30, 1994


                                                                                                                     Fleet
                                                                                                                    Shawmut
                                                                                                Pro Forma          Pro Forma
   (Dollars in thousands, except per share data)            Fleet             Shawmut          Adjustments          Combined
                                                        ----------------   ----------------   ----------------   ----------------
   Interest and fees on loans and leases                $      576,759     $      322,408     $            0     $      899,167
   Interest on securities                                      236,960            149,233               (455)(f)        385,738
                                                        ----------------   ----------------   ----------------   ----------------
        Total interest income                                  813,719            471,641               (455)         1,284,905
   Interest expense:
        Deposits                                               175,145             90,600                  0            265,745
        Short-term borrowings                                   80,459             95,440                  0            175,899
        Long-term debt                                          55,887             19,859                  0             75,746
                                                        ----------------   ----------------   ----------------   ----------------
        Total interest expense                                 311,491            205,899                  0            517,390
                                                        ----------------   ----------------   ----------------   ----------------
   Net interest income                                         502,228            265,742               (455)           767,515
   Provision for credit losses                                  12,031                  0                  0             12,031
                                                        ----------------   ----------------   ----------------   ----------------
   Net interest income after provision
        for credit losses                                      490,197            265,742               (455)           755,484
                                                        ----------------   ----------------   ----------------   ----------------
   Mortgage banking                                             84,491              9,235                  0             93,726
   Investment services revenue                                  42,825             29,065                  0             71,890
   Service charges, fees and commissions                        61,533             48,844                  0            110,377
   Securities available for sale gains (losses)                 19,013                  0                  0             19,013
   Other noninterest income                                     62,606              6,763                  0             69,369
                                                        ----------------   ----------------   ----------------   ----------------
          Total noninterest income                             270,468             93,907                  0            364,375
                                                        ----------------   ----------------   ----------------   ----------------
   Employee compensation and benefits                          240,146            122,604                  0            362,750
   Occupancy and equipment                                      74,628             38,113                  0            112,741
   Mortgage servicing rights amortization                       20,877              1,120                  0             21,997
   FDIC assessment                                              17,456             11,142                  0             28,598
   Marketing                                                    14,427              6,593                  0             21,020
   Core deposit and goodwill amortization                       14,765              1,773                  0             16,538
   OREO expense                                                  5,069              3,375                  0              8,444
   Restructuring charges                                             0             39,800                  0             39,800
   Merger-related charges                                            0            100,900                  0            100,900
   Other noninterest expense                                   117,108             53,254                  0            170,362
                                                        ----------------   ----------------   ----------------   ----------------
          Total noninterest expense                            504,476            378,674                  0            883,150
                                                        ----------------   ----------------   ----------------   ----------------
   Income before taxes                                         256,189            (19,025)              (455)           236,709
   Applicable income taxes                                     105,738               (356)              (182)           105,200
                                                        ----------------   ----------------   ----------------   ----------------
   Net income before minority interest                         150,451            (18,669)              (273)           131,509
   Minority interest                                             2,165                  0                  0              2,165
                                                        ----------------   ----------------   ----------------   ----------------
   Net income                                           $      148,286     $      (18,669)    $         (273)    $      129,344
                                                        ================   ================   ================   ================
   Net income applicable to common shares: (j)          $      145,823     $      (22,528)                       $      123,022
                                                        ================   ================                      ================
   Weighted average common shares outstanding: (i)
        Primary                                            161,825,198        118,444,898                           267,062,206
        Fully diluted                                      161,828,156        118,444,898                           267,065,164

   Earnings per share:
        Primary                                         $         0.90     $        (0.19)                        $        0.46
        Fully diluted                                   $         0.90     $        (0.19)                        $        0.46

See accompanying notes to the unaudited pro forma combined financial statements

                                 FLEET FINANCIAL GROUP, INC. AND SHAWMUT NATIONAL CORPORATION
                                         UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                            For the Six Months Ended June 30, 1994


                                                                                                                     Fleet
                                                                                                                    Shawmut
                                                                                                Pro Forma          Pro Forma
   (Dollars in thousands, except per share data)            Fleet             Shawmut          Adjustments          Combined
                                                        ----------------   ----------------   ----------------   ----------------
   Interest and fees on loans and leases                $    1,137,782     $      628,167     $            0     $    1,765,949
   Interest on securities                                      460,442            297,828               (455)(f)        757,815
                                                        ----------------   ----------------   ----------------   ----------------
        Total interest income                                1,598,224            925,995               (455)         2,523,764
   Interest expense:
        Deposits                                               336,338            176,268                  0            512,606
        Short-term borrowings                                  145,406            175,519                  0            320,925
        Long-term debt                                         110,502             35,971                  0            146,473
                                                        ----------------   ----------------   ----------------   ----------------
        Total interest expense                                 592,246            387,758                  0            980,004
                                                        ----------------   ----------------   ----------------   ----------------
   Net interest income                                       1,005,978            538,237               (455)         1,543,760
   Provision for credit losses                                  34,418              3,000                  0             37,418
                                                        ----------------   ----------------   ----------------   ----------------
   Net interest income after provision
        for credit losses                                      971,560            535,237               (455)         1,506,342
                                                        ----------------   ----------------   ----------------   ----------------
   Mortgage banking                                            184,850             13,362                  0            198,212
   Investment services revenue                                  87,291             58,482                  0            145,773
   Service charges, fees and commissions                       122,276             97,317                  0            219,593
   Securities available for sale gains (losses)                 19,179               (768)                 0             18,411
   Other noninterest income                                    151,420             14,238                  0            165,658
                                                        ----------------   ----------------   ----------------   ----------------
          Total noninterest income                             565,016            182,631                  0            747,647
                                                        ----------------   ----------------   ----------------   ----------------
   Employee compensation and benefits                          498,256            248,395                  0            746,651
   Occupancy and equipment                                     153,898             77,831                  0            231,729
   Mortgage servicing rights amortization                       51,832              2,388                  0             54,220
   FDIC assessment                                              35,549             22,912                  0             58,461
   Marketing                                                    27,281             11,071                  0             38,352
   Core deposit and goodwill amortization                       28,207              3,472                  0             31,679
   OREO expense                                                 12,085              9,105                  0             21,190
   Restructuring charges                                        25,000             39,800                  0             64,800
   Merger-related charges                                            0            100,900                  0            100,900
   Other noninterest expense                                   221,873            104,630                  0            326,503
                                                        ----------------   ----------------   ----------------   ----------------
          Total noninterest expense                          1,053,981            620,504                  0          1,674,485
                                                        ----------------   ----------------   ----------------   ----------------
   Income before taxes                                         482,595             97,364               (455)           579,504
   Applicable income taxes                                     194,087             38,759               (182)           232,664
                                                        ----------------   ----------------   ----------------   ----------------
   Net income before minority interest                         288,508             58,605               (273)           346,840
   Minority interest                                             4,660                  0                  0              4,660
                                                        ----------------   ----------------   ----------------   ----------------
   Net income                                           $      283,848     $       58,605     $         (273)    $      342,180
                                                        ================   ================   ================   ================
   Net income applicable to common shares: (j)          $      273,653     $       50,887                        $      324,267
                                                        ================   ================                      ================
   Weighted average common shares outstanding: (i)
        Primary                                            161,515,985        118,135,963                           267,337,544
        Fully diluted                                      161,735,165        118,135,963                           267,619,202

   Earnings per share:
        Primary                                          $        1.69      $        0.43                        $         1.21
        Fully diluted                                    $        1.69      $        0.43                        $         1.21



See accompanying notes to the unaudited pro forma combined financial statements

      (a)   The  pro  forma  information  presented  is  not
necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger, the NBB Merger, the Plaza Merger, the Northeast Merger, the Barclays Acquisition and the FMG Repurchase been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. The NBB Merger was consummated on January 27, 1995, the Barclays Acquisition was consummated on January 31, 1995, the Plaza Merger was consummated on March 3, 1995, the FMG Repurchase was consummated on February 28, 1995 and the Northeast Merger was consummated on June 9, 1995.

       Under generally accepted accounting principles ("GAAP"), the assets and liabilities of Shawmut will be combined with those of Fleet at book value. In addition, the statements of income of Shawmut will be combined with the statements of income of Fleet as of the earliest period presented. Certain reclassifications have been included in the Unaudited Pro Forma Combined Balance Sheet and Unaudited Pro Forma Combined Statements of Income to conform to Fleet's presentation. Certain transactions conducted in the ordinary course of business between Fleet, Shawmut, Northeast, NBB, Barclays, Plaza and FMG are immaterial and, accordingly, have not been eliminated.

     The pro forma combined financial statements do not give effect to the anticipated cost savings in connection with the Merger or the effects of any required regulatory divestitures. While no assurance can be given, Fleet and Shawmut expect to achieve cost savings of approximately $400 million (pre-tax) within fifteen months following the Merger. Such cost savings are expected to be realized primarily through reductions in staff, elimination, consolidation or divestiture of certain branches and the consolidation of certain offices, data processing and other redundant back-office operations and staff functions. Cost reductions and branch consolidations will come from both companies and will be spread throughout the geographic region. Cost savings are also expected to be achieved in connection with the Northeast Merger, the NBB Merger and the Plaza Merger. These cost savings are expected to be approximately $25 million, $20 million and $15 million, respectively, and are expected to be achieved within the first twelve months after the consummation of these respective mergers. The extent to which cost savings will be achieved is dependent upon various factors beyond the control of Fleet and Shawmut, including the regulatory environment, economic conditions, unanticipated changes in business conditions, inflation and the level of Federal Deposit Insurance assessments. Therefore, no assurances can be given with respect to the ultimate level of cost savings to be realized, or that such savings will be realized in the time-frame currently anticipated. In addition, certain regulatory agencies may seek the divestiture of certain assets and liabilities of the combined company following the Merger. Such divestitures may affect certain pro forma combined financial statement amounts, merger and restructuring costs and cost savings.

     All dollar amounts included in these Notes to Unaudited
Pro Forma Combined Financial Statements are in thousands unless otherwise indicated.

      (b) Pro forma adjustments reflect the impact of the NBB Merger, the Plaza Merger and the FMG Repurchase which were consummated on January 27, 1995, March 3, 1995, and February 28, 1995, respectively, as if such transactions had been consummated on January 1, 1995.

      (c) Pro forma adjustments reflect the impact of the Barclays Acquisition, which was consummated on January 31, 1995, and the Northeast Merger, which was consummated on June 9, 1995, as if they had been consummated on January 1, 1995. Pro forma adjustments also include interest expense on Other short-term borrowings to fund the repurchase of 6,483,665 shares of Shawmut Common Stock issued in connection with the Northeast Merger.

      (d) Fleet is currently reviewing the investment securities portfolio of Shawmut to determine the classification of such securities as either available for sale or held to maturity in connection with Fleet's existing interest-rate risk position. As a result of this review, certain reclassifications of Shawmut investment securities may result. No adjustments have been made to either the available for sale or the held to maturity portfolios in the accompanying Unaudited Pro Forma Combined Balance Sheet to reflect any such reclassification as management has not made a final determination with respect to such matters. Any such reclassification will be accounted for in accordance with Financial Accounting Standards Board Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires that securities transferred from held to maturity to available for sale be transferred at fair value with any unrealized gain or loss, net of taxes, at the date of transfer recognized as a separate component of stockholders' equity. At June 30, 1995, securities held to maturity at Shawmut had an unrealized loss of $96,820.

      (e) Pro forma adjustments to common shares and common surplus at June 30, 1995, reflect the Merger accounted for as a pooling of interests, through: (a) the exchange of 104,495,161 shares of Fleet Common Stock (using the Common Exchange Ratio of 0.8922) for the 117,120,781 outstanding shares of Shawmut Common Stock at June 30, 1995 (which excludes the 5,811,900 shares of Shawmut Common Stock held by Fleet as of such date, which are assumed to be retired for combining purposes, and the repurchase of 6,483,665 shares of Shawmut Common Stock issued in connection with the Northeast Merger which have been or will be repurchased; as of June 30 ,1995, 2,714,797 shares had been repurchased with the remainder expected to be repurchased during the third quarter of 1995) and (b) the exchange of shares of Fleet New Preferred Stock for all shares of Shawmut Preferred on a share-for-share basis.

      (f) Pro forma adjustments to securities available for sale at June 30, 1995, and to dividend income on securities for the quarter ended June 30, 1995, reflect the elimination of 5,811,900 shares of Shawmut Common Stock held by Fleet at June 30, 1995, and the corresponding dividend income recorded on such shares. Pro forma adjustments to other assets and accrued expenses and other liabilities at June 30, 1995, include the elimination of Fleet's dividend receivable related to such shares and the elimination of Shawmut's corresponding dividend payable. The Unaudited Pro Forma Combined Balance Sheet also eliminates the after-tax unrealized gain on these securities recorded in equity and the related deferred tax liability.

      (g) A liability of $400,000 ($349,559 net of the $36,853 and $13,588 charges taken by Shawmut in the first and second quarters of 1995 respectively) has been recorded in the Unaudited Pro Forma Combined Balance Sheet to reflect management's best estimate of merger and restructuring related charges in connection with the Merger. This liability resulted in a $240,000 after-tax charge ($209,735 net of the after-tax impact of the charge recorded by
Shawmut in the first six months of 1995) to retained earnings in the Unaudited Pro Forma Combined Balance Sheet. It is anticipated that substantially all of these charges will be paid during the first 15 months subsequent to the Merger. During the first quarter of 1995 Shawmut recognized $36,853 of this charge due to the settlement of certain of Shawmut's retirement benefits as a result of the execution of the merger agreement with Fleet. During the second quarter of 1995 Shawmut recognized $13,588 of this charge due to the vesting of certain restricted stock upon shareholder approval of the Merger. These charges have been eliminated from the pro forma income statements due to the nonrecurring nature of the charges. The following table provides details of the estimated merger and restructuring related charges by type:

        Type of Cost                          Estimated
        ------------                            Costs
                                              ----------
                                               (Dollars
                                                  in
                                              Thousands)
                                              ----------
   Personnel                                   $255,000
   Facilities and equipment                      68,000
   Branch related                                37,000
   Other merger expenses                         40,000
                                              ----------
   Total                                       $400,000
                                              ==========

      Personnel related costs consist primarily of charges related to employee severance, termination of certain employee benefits plans and employee assistance costs for separated employees. Facilities and equipment charges consist of lease termination costs and other facilities related exit costs resulting from consolidation of duplicate headquarters and operational facilities, and computer equipment and software write-offs due to duplication or incompatibility. Branch related costs are primarily related to the cost of exiting branches anticipated to be closed, including lease terminations and equipment write-offs. The effect of the proposed charge has been reflected in the Unaudited Pro Forma Combined Balance Sheet as of June 30, 1995; however, since the proposed charge is nonrecurring, it has not been reflected in the Unaudited Pro Forma Combined Statements of Income.

       (h) Pro forma adjustments to Other short-term borrowings, Common stock and Common surplus at June 30, 1995 assume that the remaining outstanding shares of Shawmut Common Stock issued in connection with the Northeast Merger were all repurchased as of June 30, 1995 at an average stock price of $30.875, the closing price of Shawmut Common Stock on July 31, 1995. At June 30, 1995, 3,768,868 shares of
Shawmut Common Stock issued in connection with the Northeast Merger remained outstanding.

      (i) The Fleet Pro Forma weighted average shares outstanding for the six months ended June 30, 1995, reflect Fleet's historical weighted average shares outstanding plus the one month effect of the issuance of 6,165,912 shares of Fleet Common Stock in connection with the NBB Merger as if such Merger occurred on January 1, 1995. The Shawmut Pro Forma weighted average shares outstanding for the three and six months ended June 30, 1995, reflect Shawmut's historical weighted average shares outstanding adjusted for the repurchase of the shares of Shawmut Common Stock issued in connection with the Northeast Merger as if such merger and repurchase had occurred on January 1, 1995. The Fleet/Shawmut Pro Forma weighted average shares outstanding for the three and six months ended June 30, 1995, reflect the Fleet Pro Forma weighted average shares plus the converted Shawmut Pro Forma weighted average shares outstanding (after adjustment to eliminate the 5,811,900 shares of Shawmut Common Stock owned by Fleet, which are assumed to be retired for combining purposes). Pro forma per share amounts for the combined Fleet and Shawmut entity are based on the Common Exchange ratio of 0.8922 shares of Fleet Common Stock for each share of Shawmut Common Stock.


      (j) The Fleet/Shawmut Pro Forma net income applicable to common shares reflects the sum of the Fleet Pro Forma net income applicable per common share and the Shawmut Pro Forma net income applicable per common share adjusted for any Fleet/Shawmut Pro Forma adjustments.